                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                           SCHEDULE 14A INFORMATION



Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934 (Amendment No.   )

Filed by the Registrant  [X]

Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ] Soliciting Material Pursuant to Rule Section Sign 240.14a-11(c) or Section Sign 14a-12

[X]      Definitive Proxy Statement

[ ]      Definitive Additional Materials


                    JARDINE FLEMING INDIA FUND, INC.
          -------------------------------------------------------------
         (Name of Registrant as Specified in its Charter)


         --------------------------------------------------------------
         (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
         and 0-11



1)       Title of each class of securities to which transaction applies:

         __________________________________________________________________



2)       Aggregate number of securities to which transaction applies:

         __________________________________________________________________


3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         ___________________________________________________________________

4)       Proposed maximum aggregate value of transaction: __________________


5)       Total fee paid: ___________________________________________________


[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)       Amount Previously Paid: ___________________________________________

2)       Form, Schedule or Registration Statement No.: _____________________

3)       Filing Party: _____________________________________________________

4)       Date Filed: _______________________________________________________

                    [JARDINE FLEMING INDIA FUND, INC. LOGO]

                       JARDINE FLEMING INDIA FUND, INC.
                         1285 AVENUE OF THE AMERICAS
                             NEW YORK, N.Y. 10019

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MAY 14, 1998

   TO THE STOCKHOLDERS OF JARDINE FLEMING INDIA FUND, INC.:

   Notice is hereby given that the Annual Meeting (the "Meeting") of Stockholders of Jardine Fleming India Fund, Inc. (the "Company") will be held at One Liberty Plaza, 39th Floor Conference Center, New York, N.Y. 10006, on Thursday, May 14, 1998 at 11:00 a.m. for the following purposes:

     (1) to elect one Class III director of the Company, to hold office for a term expiring on the date of the annual meeting of stockholders in 2001 or until his respective successor has been duly elected and qualified;

     (2) to consider and act upon a proposal to ratify the appointment of Price Waterhouse LLP as independent accountants of the Company for the fiscal year 1998; and

     (3) to consider and act upon such other business as may properly come before the Meeting or any adjournments thereof.

   The Board of Directors have fixed February 23, 1998 as the record date for determination of stockholders entitled to notice of and to vote at the Meeting or any adjournments thereof.

                      BY ORDER OF THE BOARD OF DIRECTORS

                              /s/ Julian M.I. Reid

                               Julian M.I. Reid
                                  President

March 11, 1998

   YOUR VOTE IS IMPORTANT -TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING OF JARDINE FLEMING INDIA FUND, INC.

                    [JARDINE FLEMING INDIA FUND, INC. LOGO]

                       JARDINE FLEMING INDIA FUND, INC.
                         1285 AVENUE OF THE AMERICAS
                             NEW YORK, N.Y. 10019

                               PROXY STATEMENT
                                 INTRODUCTION

   This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Jardine Fleming India Fund, Inc. (the "Company") of proxies to be voted at the Annual Meeting of Stockholders (the "Meeting") of the Company to be held at One Liberty Plaza, 39th Floor Conference Center, New York, N.Y. 10006, on Thursday, May 14, 1998 at 11:00 a.m. or any adjournments thereof, for the following purposes:

  (1) to elect one Class III director of the Company, to hold office for the term indicated or until his respective successor has been duly elected and qualified;

  (2) to consider and act upon a proposal to ratify the appointment of Price Waterhouse LLP as independent accountants of the Company for fiscal year 1998; and

  (3) to consider and act upon such other business as may properly come before the Meeting or any adjournments thereof.

   The enclosed Proxy Card and this Proxy Statement are first being sent to stockholders on or about March 11, 1998.

   The Board has selected Julian M.I. Reid and Brian S. Shlissel, and either of them, to act as proxies with full power of substitution. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, shares represented by the proxies will be voted "FOR" all the proposals. Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date or by giving written notice to the Secretary of the Company at the New York address indicated above or by voting in person at the Meeting.

   The Board has fixed the close of business on February 23, 1998, as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournments thereof. At that date there were 11,307,169 shares of Common Stock, par value $0.001 per share outstanding and entitled to vote. Stockholders of the Company on that date will be entitled to one vote on each matter to be voted for each share held (and one such vote for each director to be elected), with no shares having cumulative voting rights. Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present but will not be counted as votes cast with respect to any proposal.

   The principal executive offices of the Company are located at 1285 Avenue of the Americas, New York, N.Y. 10019.

   The Company's Investment Adviser is Jardine Fleming International Management Inc. The Investment Adviser's principal offices are located at Road Town, Tortola, British Virgin Islands.

   The Company's Administrator is Mitchell Hutchins Asset Management Inc. The Administrator's principal offices are located at 1285 Avenue of the Americas, New York, N.Y. 10019.

                                PROPOSAL NO. 1
                             ELECTION OF DIRECTOR

   All five current members of the Board have been elected or appointed to serve for varying terms of one to three years as indicated by Classes I, II or III, or until their respective successors have been duly elected and qualified. The term of the Class III director, Mr. E. L. Rene Noel, expires at the Meeting. Mr. Noel has been nominated to be elected to serve as a Class III director for a term of three years.

   It is intended that all proxies received, unless otherwise indicated, will be voted for the election of this nominee further particulars of whom are included in the table on the next page. The affirmative vote of a plurality of the shares present at the Meeting and entitled to vote is required to elect the nominee. THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE NOMINEE.

   The Board knows of no reason why the nominee will be unable to serve. If the nominee should become unable to serve, the proxies will be voted for the election of such person as may be designated by the Board to replace such nominee.

   There have been no purchases or sales by any director or nominee for election as director of securities of the Investment Adviser or its parents or subsidiaries of either, exceeding 1% of the outstanding securities of any class of such entities since December 1, 1996.

   No director or nominee for election as director or officer of the Company is, or was during the past five years, an officer, employee, director, general partner or shareholder of the Investment Adviser. No director or nominee for election as director or officer owns any securities or has had during the past five years, any other material direct or indirect interest in the Investment Adviser or any person controlling, controlled by, or under common control with the Investment Adviser.

   No director or nominee for election as director has had during the past five years any material direct or indirect interest in the Company's Administrator.

   No director or nominee for election as director has or has had any material direct or indirect interest in any material transactions, or in any proposed material transactions, to which the Investment Adviser, the Administrator, any parent or subsidiary of such entities or any subsidiary of such entities was or is to be a party.

   There are no material pending legal proceedings to which any director or nominee for election as director or affiliated person of any director or nominee for election as director is a party adverse to the Company or any of its affiliated persons or has a material interest adverse to the Company or any of its affiliated persons.

   The following table represents information concerning the Board, including the persons nominated by the Board for election as directors of the Company. The information includes their positions and principal occupations during the last five years. Each director or nominee who is an "interested person" within the meaning of Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 Act") is indicated by an asterisk ("*") preceding his name.

  NAME, ADDRESS, CLASS AND AGE (1)          PRINCIPAL OCCUPATIONS OR EMPLOYMENT IN PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------
*Julian M. I. Reid                    President of the Company, Director of Jardine Fleming
 Class I, Age: 53                     International Holdings Limited, Jardine Fleming Investment
 47th Floor                           Management Limited and other companies and Investment Companies
 Jardine House                        in the Jardine Fleming Group.
 1 Connaught Place
 Hong Kong
-------------------------------------------------------------------------------------------------------
 Jean Jocelyn de Chasteauneuf (2)     Adviser to the Executive Committee of the Mauritius Commercial
 Class II, Age: 60                    Bank Limited. Director of Union Commercial Bank of the Malagasy
 59B Botanical Garden Street          Republic. Former Director of Banque Internationale des
 Curepipe                             Mascaseignes Ltee.
 Republic of Mauritius
-------------------------------------------------------------------------------------------------------
 Ashok V. Desai (2)                   Consultant Editor of Business Standard. Former Secretary and
 Class II, Age: 62                    Chief Consultant, Ministry of Finance, Government of India
 B308 Purvasha                        (1991-93).
 Mayur Vihar I
 Delhi 110091
 India
-------------------------------------------------------------------------------------------------------
 Timothy R.H. Kimber (2)              Chairman of Dartmoor Investment Trust Plc., Exeter Preferred
 Class I, Age: 61                     Capital Investment Trust Plc., Martin Currie Pacific Trust Plc.
 Newton Hall                          and Taiwan Opportunity Fund. Director of New Zealand Investment
 Whittington, via Carnforth           Trust Plc., Invesco Japan Discovery Trust Plc., Adam & Company
 Lancashire L46 2NZ                   Investment & Management Ltd., Border Asset Management Ltd., Noble
 United Kingdom                       Group Ltd., and The Cumberland Building Society. Deputy Treasurer
                                      of Lancaster University.
-------------------------------------------------------------------------------------------------------
 E. L. Rene Noel (2)                  Former Chairman and Managing Director of
 Class III, Age: 73                   Compagnie de Beau-Vallon Group of Companies,
 Royal Road                           Chairman of Mauritius Sugar Industry Research Institute,
 Cap Malheureux                       Director of Central Electricity Board and Member of the
 Republic of Mauritius                Mauritius Sugar Authority, International Sugar Consultant.
-------------------------------------------------------------------------------------------------------

   (1) The Class III director's term of office expires at the Meeting with the position then becoming one for a subsequent three-year term; Class I directors' term of office expires at the 1999 Annual Meeting with the position then becoming one for subsequent three-year terms; and Class II directors' term of office expires at the 2000 Annual Meeting.

   (2) Denotes member of the Audit Committee of the Board.

   The Board has an Audit Committee which reviews with management and the independent accountants for the Company, among other things, the scope of the audit and the controls of the Company and its agents, reviews and approves in advance the type of services to be rendered by the independent accountants, recommends the selection of independent accountants for the Company to the Board, and in general considers and reports to the Board on matters regarding the Company's accounting and bookkeeping practices. The Audit Committee members are Mr. Jean Jocelyn de Chasteauneuf, Dr. Ashok Desai, Mr. Timothy R.H. Kimber and Mr. E.L. Rene Noel. The Audit Committee met twice during the period from December 1, 1996 through November 30, 1997 ("Fiscal Year 1997") with Mr. Jean Jocelyn de Chasteauneuf, Dr. Ashok Desai and Mr. E. L. Rene Noel, attending both meetings and Mr. Timothy R. H. Kimber attending one meeting

   During Fiscal Year 1997, the Board met four times. Each director attended at least 75% of the meetings of the Board.

   In addition to Mr. Reid, the President of the Company, the following executive officers hold the following positions with the Company:

  NAME, AGE, TITLE AND PERIOD OF SERVICE       PRINCIPAL OCCUPATIONS OR EMPLOYMENT IN PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------
Brian S. Shlissel                          Vice President of Mitchell Hutchins Asset Management Inc. and
Age: 33                                    formerly Assistant Vice President of SunAmerica Asset
Treasurer & Secretary since                Management Corporation.
May 2, 1997
-------------------------------------------------------------------------------------------------------
Stephanie Kleinman                         Assistant Vice President of Mitchell Hutchins Asset Management
Age: 30                                    Inc. Formerly Assistant Treasurer at Bankers Trust Co.
Assistant Treasurer since                  (1993-1994) and Senior Accountant with Deloitte & Touche
September 16, 1997                         (1989-1993)
-------------------------------------------------------------------------------------------------------

   Each executive officer is considered an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act.

   As of February 23, 1998, Timothy R.H. Kimber and Julian M.I. Reid owned 2,500 and 1,000 shares, respectively, of the common stock of the Company. This represented less than 1% of the Company's outstanding common stock. None of the other members of the Board have any beneficial ownership in any stock of the Company. As of this date, none of the officers of the Company, other than Julian M.I. Reid, had any beneficial ownership in any stock of the Company.

                              PRINCIPAL HOLDERS

   As of February 23, 1998, to the knowledge of the management of the Company, there were no persons known to be control persons of the Company, as such term is defined in Section 2(a)(9) of the 1940 Act. As of such date, the only persons known to the Company to have record or beneficial ownership of more than 5% of the outstanding common stock are the following:

        NAME AND ADDRESS            AMOUNT OF
      OF RECORD/BENEFICIAL      RECORD/BENEFICIAL    PERCENTAGE OF
             OWNER                  OWNERSHIP      OUTSTANDING SHARES
------------------------------  ----------------- ------------------
         (Record Owner)
Cede & Co., as nominee for      11,174,717 shares         98.8%
 The Depository Trust Company
P.O. Box 20
Bowling Green Station
New York, NY 10204
       (Beneficial Owner)
Miller Anderson & Sherrard LLP   1,506,000 shares         13.3%
 1 Tower Bridge, Suite 1100
 West Conshohoken, PA 19428

                    COMPENSATION OF DIRECTORS AND OFFICERS

For the Fiscal Year 1997, the directors received the following compensation from the Company:

                                            PENSION OR      ESTIMATED
                                            RETIREMENT       ANNUAL
                            AGGREGATE    BENEFITS ACCRUED   BENEFITS
     NAME OF PERSON,      COMPENSATION      AS PART OF        UPON      TOTAL COMPENSATION
        POSITION          FROM COMPANY   COMPANY EXPENSES  RETIREMENT      FROM COMPANY
-----------------------  -------------- ----------------  ------------ ------------------
1.Julian M. I. Reid,            $0              $0             $0               $0
  President and
  Director
2.Jean Jocelyn               $13,000            $0             $0            $13,000
  de Chasteauneuf,
  Director
3.Dr. Ashok V. Desai,        $13,000            $0             $0            $13,000
  Director
4.Timothy R.H. Kimber,       $12,500            $0             $0            $12,500
  Director
5.E.L. Rene Noel             $13,000            $0             $0            $13,000
  Director

   None of the officers of the Company received any compensation from the Company during Fiscal Year 1997.

   Section 16(a) of the Securities Exchange Act of 1934 and Section 30(f) of the 1940 Act in combination require the Company's directors and officers, persons who beneficially own more than ten percent of the Company's common stock, and certain other persons to file reports of ownership of the Company's securities and changes in such ownership with the Securities and Exchange Commission and the New York Stock Exchange. To the best of its knowledge, the Company believes that all relevant persons have complied with the applicable filing requirements during Fiscal Year 1997.

                                PROPOSAL NO. 2
             RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

   Price Waterhouse LLP has been selected as the independent accountants by the Board, including a majority of the directors who are not "interested persons" of the Company (as defined in the 1940 Act) by votes cast in person (subject to ratification by the stockholders at the Meeting), to audit the accounts of the Company for and during the period December 1, 1997 through November 30, 1998 ("Fiscal Year 1998"). This firm has served as independent accountants of the Company since its inception. The Board does not know of any direct or indirect financial interest of Price Waterhouse LLP in the Company.

   A representative of Price Waterhouse LLP will be present at the Meeting, will have the opportunity to make a statement if he desires to do so, and will be available to answer questions.

   During Fiscal Year 1997, Price Waterhouse LLP performed various professional services for the Company, including the examination of the financial statements of the Company for that year. Price Waterhouse LLP has also been engaged to assist with the preparation of the Company's corporate tax returns for Fiscal Year 1997.

   The Audit Committee of the Board recommended the selection of Price Waterhouse LLP as independent accountants for Fiscal Year 1998 and approved and ratified both the audit and non-audit services provided by the firm and the related fees. The Committee considered the possible effect of the non-audit services on the independence of Price Waterhouse LLP and concluded there was no effect upon their independence.

   Price Waterhouse, Mauritius, will audit and issue a report on the financial statements of the Company to be filed in Mauritius in compliance with Mauritian regulations.

   The affirmative vote of a simple majority of shares present and voting at the Meeting is required to ratify the appointment of Price Waterhouse LLP. THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO RATIFY THE APPOINTMENT OF THIS FIRM AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR FISCAL YEAR 1998.

                      DEADLINE FOR STOCKHOLDER PROPOSALS

   Stockholder proposals intended to be presented at the 1999 Annual Meeting of the Stockholders of the Company must be received by November 2, 1998, to be included in the Proxy Statement and the form of proxy relating to that meeting; the Company expects that the 1999 Annual Meeting will be held in May of 1999.

                                OTHER MATTERS

   The Board of the Company knows of no other matters to be presented for action at the Meeting other than those previously mentioned; however, if any other matters properly come before the Meeting, it is intended that the persons named in the accompanying proxy will vote on such other matters in accordance with their judgment of the best interests of the Company.

   All proxies received will be voted in favor of all the proposals, unless otherwise directed therein.

                                MISCELLANEOUS

   Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph by officers of the Company or personnel of the Investment Adviser. The Company has retained Shareholder Communications Corporation to assist in the proxy solicitation. The cost of their services is estimated at $3,500 plus out-of-pocket expenses. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Company's officers or agents in person, by telephone or by telegraph will be borne by the Company. The Company will reimburse banks, brokers, and other persons holding the Company's shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

   In the event that sufficient votes in favor of any proposal set forth in the Notice of this Meeting are not received by May 14, 1998, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournments will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournments those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournments those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Company.

   THE COMPANY WILL FURNISH, WITHOUT CHARGE, COPIES OF THE ANNUAL REPORT TO STOCKHOLDERS UPON REQUEST. REQUESTS FOR COPIES OF SUCH REPORTS SHOULD BE DIRECTED TO:

   STATE STREET BANK & TRUST COMPANY
   P.O. BOX 8200
   BOSTON, MA 02266-8200
   800-426-5523

                                            By order of the Board of
                                            Directors

                                             /s/ Julian M. I. Reid

                                                Julian M. I. Reid
                                                  President


                                                                    JFCIF-PS-98